Commitments and Contingent Liabilities (Details) $ in Thousands	6 Months Ended
	Jun. 30, 2017 USD ($) Banks	Jun. 30, 2016 USD ($)
Commitments and Contingent Liabilities (Textual)
Lines of credit maximum borrowings	$ 3,000
Interest rate description	These lines of credit are unsecured and available subject to the Company maintenance of a 30% ratio of total tangible shareholders' equity to total tangible assets and that the total credit use will be less than 70% of the Company and its subsidiaries' receivables. Interest rates across these credit lines varied from 0.2% to 2.3% as of June 30, 2017.
Purchase commitments	$ 11,491
Royalty expense	$ 312	$ 312
Number of banks | Banks	2
Guarantees fee	$ 393